UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2019
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COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
 ________________________________________________________

Delaware	1-06732		95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

445 South Street	Morristown	New Jersey	07960
(Address of principal executive offices)			(Zip Code)
(862) 345-5000
(Registrant’s telephone number, including area code)
________________________________________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	CVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2019, the Board of Directors (the “Board”) of Covanta Holding Corporation (the “Company”) approved the amendment and restatement of the Company’s Bylaws to reflect certain updates and modernize the Bylaws. The amended and restated Bylaws were effective upon adoption by the Board.
The amendments include the following:

•
Throughout the Bylaws, updates have been made to permit electronic transmission of certain notices and other documents and to permit meetings of stockholders solely by remote communication as provided by amendments to the Delaware General Corporation Law (the “DGCL”).

•	Amendment of the director election provisions to codify a majority voting with director resignation policy in non-contested elections.

•	Codification of role of lead independent director.

•	Revision of amendment of Bylaws provision to permit Bylaws to be amended by stockholders with a majority vote rather than the prior 2/3 stockholder vote requirement.

•	A more detailed stockholder advance notice section for stockholder proposals, which includes updates for amendments to the DGCL and additional specified procedural requirements.

•	A more detailed stockholder notice section for stockholder nominations for Board members, which includes additional specified procedural requirements and updates to reflect amendments to the DGCL.

•	Clarification that the chairman of the meeting of stockholders has the sole power to adjourn meeting when there is not a quorum.

•	Update of rules regarding submission and use of proxies to reflect amendments to the DGCL.

•
Update of consent of stockholders in lieu of meeting provisions to reflect amendments to the DGCL, including separation of record dates for notice of meeting and voting, and to provide for ministerial review of consents of stockholders in lieu of a meeting.

•	Update of provision regarding access to list of stockholders entitled to vote to reflect amendments to DGCL.

•	Update of the existing special director nomination right provisions to provide additional details and procedures consistent with current proxy access rules.

•	Clarification that special meetings of stockholders may be called only by the Chairman of the Board, the Chief Executive Officer, the President or the Board and cannot be called by stockholders.

•	Update of procedures regarding holding of regular and special meetings of the Board and any committee thereof.

•	Clarification of authority to determine and pay reasonable fees and reimburse expenses for serving as directors.

•	Adding additional specifications and procedures to the provisions regarding Company officers consistent with Company practice and the DGCL.

•	Revision of the provisions regarding Company stock to allow the Board to issue uncertificated shares.

•	Update of record date provision in accordance with the DGCL to permit dual record dates.

•	Update of notice of meeting provisions to reflect amendments to the DGCL.

•	Modification of the Company’s “exclusive forum” provision to clarify and confirm the scope of the provision.

•	Expansion of indemnification provisions to specify in detail the rights to indemnification and applicable procedures under the DGCL.
The Bylaws were also amended and restated to make certain other clarifications and technical or non-substantive changes. The foregoing description is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.1 to this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws of Covanta Holding Corporation, As amended through December 12, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 12, 2019

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws of Covanta Holding Corporation, As amended through December 12, 2019